Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of ModusLink Global Solutions, Inc. (the “Company”) for the fiscal year ended July 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Louis J. Belardi, the Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 14, 2016

By:	/S/ LOUIS J. BELARDI
Louis J. Belardi
Chief Financial Officer
(Principal Financial and Accounting Officer)